UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 22, 2013
(Date of earliest event reported)

DEGARO INNOVATIONS CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code:   (888) 498-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K initially filed on July 12, 2013 (the “Initial Form 8-K”) by Degaro Innovations Corp. (the “Registrant”) is being filed solely for the purpose of replacing report attached as Exhibit 99.1 to the Initial Form 8-K with a more legible version of the report. This Amendment restates the original Form 8-K in its entirety.

Item 7.01. Regulation FD Disclosure.

The Registrant was provided with a CMS-300 Conventional Plug Analysis Report for the Blue Water Project located in Township 5S, Range 25E, Montana, dated June 11, 2012 (the “Core Lab Report”).  The Core Lab Report is hereby being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this Current Report on Form 8-K to satisfy the Registrant’s “public disclosure” obligations under Regulation FD of the SEC.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Core Lab Report is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Core Lab Report, issue date June 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEGARO INNOVATIONS CORP.

DATE: July 22, 2013	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer

EXHIBIT INDEX

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Core Labe Report, issue date June 11, 2012